SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            The Capitol Mutual Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:    N/A
                                                                     ---------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: N/A
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     5)  Total fee paid: N/A
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( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
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     2)  Form, Schedule, or Registration Statement No.: N/A
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     3)  Filing Party: N/A
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     4)  Date Filed: N/A
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

                               Nations Reserves
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                            TELEPHONE: 800-653-9427

                                                                  June 15, 2000

DEAR SHAREHOLDER:

     On behalf of the Boards of Trustees of Nations Reserves (the "Trust") we are pleased to invite you to special meetings of shareholders of the Trust's Nations Asset Allocation Fund and Nations Blue Chip Fund (each a "Fund" and together the "Funds") to be held jointly at 10:00 a.m., Eastern time, on September 15, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meetings").

     At the Meetings, shareholders will be asked to approve an investment sub-advisory agreement with Chicago Equity Partners, LLC ("Chicago Equity"). Chicago Equity has recently experienced a change in ownership, which has not resulted, and is not expected to result, in any change to the Chicago Equity personnel who manage the Funds or in the way that the Funds are managed. Nevertheless, the federal securities laws require that shareholders of each Fund be given the opportunity to approve a new investment sub-advisory agreement in order to allow Chicago Equity to continue to serve as investment sub-adviser to each Fund whenever this type of change occurs. Although the terms of this agreement differ from those contained in the agreement previously approved by shareholders, the general array of sub-advisory services provided under the new agreement and the aggregate fees payable by each Fund for advisory services remain unchanged. Approval of the investment sub-advisory agreement will also have the effect of confirming the interim investment sub-advisory agreement with Chicago Equity that was put in place after the change in ownership, and pursuant to which Chicago Equity currently provides investment sub-advisory services to the Funds.

     Accordingly, we are soliciting your vote on a new investment sub-advisory agreement that has been put in place for each Fund as a result of the change in ownership of Chicago Equity.

     None of the customary costs associated with this proxy solicitation will be borne by the Funds or their shareholders.

     THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT FOR YOUR FUND.

     The formal Notice of Special Meetings, a Proxy Statement and a Proxy Ballot are enclosed. The proposed new sub-advisory agreements and the reasons for the unanimous recommendation of the Trust's Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact the Trust at the toll-free number set forth above.

     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.

                                        Sincerely,

                                        A. MAX WALKER
                                        President and Chairman of the Board of
                                        Trustees

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

     Two Quick And Easy Ways To Submit Your Proxy

 As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement, select one of the following quick and easy methods to submit your proxy -- accurately and quickly.


 On-Line                                                         By Toll-Free Phone Call
 1. Read the enclosed Proxy Statement and have                   1. Read the enclosed Proxy
    Statement and have your your Proxy Ballot(s)* at hand.          Proxy Ballot(s)* at hand.
 2. Go to Web site www.proxyvote.com                             2. Call toll-free 1-800-690-6903.
 3. Enter the 12-digit Control Number found on                   3. Enter the 12-digit Control
    Number found on your your Proxy Ballot(s).                      Proxy Ballot(s).
 4. Submit your proxy using the easy-to-follow                   4. Submit your proxy using the
    instructions.                                                   easy-to-follow instructions.

 *  Do not mail the Proxy Ballot(s) if submitting your proxy by Internet or telephone.


                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                       To Be Held on September 15, 2000


                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                 800-653-9427

To Nations Asset Allocation Fund and Nations Blue Chip Fund Shareholders:

     PLEASE TAKE NOTE THAT special meetings of the shareholders (the "Meetings") of Nations Asset Allocation Fund and Nations Blue Chip Fund of Nations Reserves will be jointly held at 10:00 a.m., Eastern time, on September 15, 2000 at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. To approve a new investment sub-advisory agreement with Chicago Equity Partners, LLC.

     ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

     Item 1 is described in the attached Proxy Statement.

     THE BOARD OF TRUSTEES OF NATIONS RESERVES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE
WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                                        By Order of the Board of Trustees,


                                        RICHARD H. BLANK, JR.
                                        Secretary and Treasurer





June 15, 2000

                                Proxy Statement
                              Dated June 15, 2000


                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427

     This proxy statement (this "Proxy") is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Reserves (the "Trust") at special meetings of shareholders of the Trust's Nations Asset Allocation Fund (the "Asset Allocation Fund") and Nations Blue Chip Fund (the "Blue Chip Fund") (each, a "Fund" and together, the "Funds") to be held September 15, 2000 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. Throughout this Proxy, the Board of Trustees of Reserves is sometimes referred to as the "Board." In addition, the special meetings and any adjournment(s) are referred to as the "Meetings." The Meetings have been called to consider the following proposal:

     o To approve a new investment sub-advisory agreement with Chicago Equity Partners, LLC.

     Additional information about the Funds and Chicago Equity Partners, LLC ("Chicago Equity") is available in the: prospectuses for the Funds; statements of additional information, or SAIs, for the Funds; and each Fund's annual report to shareholders, including audited financial statements.

     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC"). The annual reports to shareholders for the fiscal year ended March 31, 2000 have previously been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854. Documents also are available on the website of the SEC at www.sec.gov. It is expected that this Proxy will be mailed to shareholders on or about June 15, 2000.

               Special Note for Blue Chip Fund Shareholders Only

   Shareholders of the Blue Chip Fund may recall that the Fund is a "feeder" fund in a master/feeder structure where Nations Blue Chip Master Portfolio of Nations Master Investment Trust serves as the master portfolio (the "Master Portfolio"). Because the assets of the Fund are invested in the Master Portfolio, investment advisory and sub-advisory services are provided at the Master Portfolio level. Therefore, the new investment sub-advisory agreement affecting the Fund is not a contract with the Fund directly but rather with the Master Portfolio. As an interestholder in the Master Portfolio, the Fund is "passing-through" the vote to Fund shareholders via this proxy solicitation, and will vote its interests in the Master Portfolio in the same proportion as Fund shareholders vote. In addition, in order to avoid confusion of terms, throughout this Proxy, the terms Blue Chip Fund and Master Portfolio (or Nations Blue Chip Master Portfolio) are sometimes used interchangeably. Also, any approvals made by the Board, on behalf of the Blue Chip Fund, that are discussed in this Proxy, also were made by the Board of Nations Master Investment Trust, on behalf of the Master Portfolio.

Special Note Regarding Terms Used Throughout the Proxy

     In order to avoid confusion and repetition in this Proxy, the term "Board" should be understood to refer both to the Board of Reserves, acting on behalf of the Asset Allocation Fund and Blue Chip Fund, and the Board of Nations Master Investment Trust, acting on behalf of Nations Blue Chip Master Portfolio, as the context requires. Additionally, the singular terms Previous Agreement, Interim Agreement and New Agreement are used to refer both to the Previous Agreement, Interim Agreement and New Agreement for the Trust, which relate to the Asset Allocation Fund, and also to the separate Previous Agreement, Interim Agreement and New Agreement for Nations Master Investment Trust, which relate to Nations Blue Chip Master Portfolio.


                  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Overview

     The investment sub-adviser that manages the Blue Chip Fund and the equity portion of the Asset Allocation Fund on a day-to-day basis is Chicago Equity. In early 2000, Bank of America, N.A. ("Bank of America") entered into an agreement with Chicago Equity Partners Corporation pursuant to which Chicago Equity Partners Corporation agreed to merge into a new company to be named Chicago Equity Partners, LLC, the ownership interests of which would be owned by the principals of Chicago Equity Partners Corporation (the "Transaction"). Prior to the Transaction, Chicago Equity Partners Corporation was a wholly owned subsidiary of Bank of America. Following the Transaction, which occurred on April 30, 2000, Bank of America no longer owns any interest in Chicago Equity.

     The Transaction has not resulted, and is not expected to result, in any change in the Chicago Equity personnel who manage the Funds or in the way that the Funds are managed. Additionally, the investment objectives and principal investment strategies of the Funds, and the investment advisory and sub-advisory fees payable by the Funds have not changed, and are not expected to change, as a result of the Transaction.

     Nevertheless, in order to protect investors, the Investment Company Act of 1940 (the "1940 Act") effectively requires that an investment sub-advisory agreement automatically terminate any time an investment sub-adviser undergoes a change in ownership or control. Shareholders must then approve a new agreement in order for the fund to continue to receive contractual sub-advisory services. In order to ensure that a fund is not left without contractual sub-advisory services after the automatic termination of a sub-advisory agreement, but before shareholders can approve the new agreement, Rule 15a-4 under the 1940 Act allows a mutual fund's board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

     The consummation of the Transaction has resulted in a "change of control" of Chicago Equity Partners Corporation of the type that constitutes an assignment and immediate termination of the investment sub-advisory agreement last approved by each Fund's shareholders (the "Previous Agreement"). In anticipation of the Transaction and to ensure a continuity of contractually provided sub-advisory services to the Funds, on March 2, 2000, the Board approved, for each Fund, both an interim investment sub-advisory agreement (the "Interim Agreement") and also a new definitive investment sub-advisory agreement (the "New Agreement") with Chicago Equity. Consequently, Chicago Equity currently serves as investment sub-advisor to each Fund under the Interim Agreement. Rule 15a-4 permits Chicago Equity to continue to so serve until September 27, 2000 (which is 150 days from April 30, 2000), by which time Fund shareholders will have had to consider approving the New Agreement.

Description of the Interim Agreement and the New Agreement

     In accordance with the terms of Rule 15a-4, the Interim Agreement (i) does not provide for any increase in the compensation to be received by Chicago Equity from that provided in the Previous Agreement; (ii) provides that the Board, or a majority of a Fund's outstanding shares, may terminate the Interim Agreement at any time, without payment of any penalty, on ten (10) days' written notice to Chicago Equity; (iii) contains the same terms and conditions as the Previous Agreement, except for required exceptions; and (iv) provides that compensation earned by Chicago Equity under the Interim Agreement be held in an interest-bearing escrow account to be paid to Chicago Equity only if the shareholders of the applicable Fund approve the New Agreement (thereby confirming the Interim Agreement), and that if shareholders do not approve the New Agreement, Chicago Equity shall be entitled to a portion of such compensation that equals its costs incurred in providing services under such Interim Agreement (plus interest earned on that amount while in escrow). Except for these differences and its effective date, the Interim Agreement is otherwise identical to the Previous Agreement (which was approved by Fund shareholders).

     The term of the Interim Agreement is from April 30, 2000 through the date that Fund shareholders approve a new investment sub-advisory agreement, but in no case later than 150 days from April 30, 2000 -- or September 27, 2000. Under the Interim Agreement, Chicago Equity is entitled to receive a sub-advisory fee at the annual rate of 0.25% of the average daily net assets of the Blue Chip Fund and of the equity portion of the Asset Allocation Fund.

     The New Agreement is based on a new uniform form of agreement that the entire Nations Funds complex is in the process of implementing. Accordingly, the New Agreement will be different in form than the Previous Agreement and Interim Agreement, although the scope and type of services under the New Agreement are substantially the same as those provided under the Previous Agreement and Interim Agreement.

     This new form of agreement is more efficient for the Funds and Banc of America Advisors, Inc. ("BAAI") -- the Funds' investment adviser -- to utilize because of its standardization. In addition, the New Agreement benefits the Funds by providing for the indemnification of the Funds by Chicago Equity under certain circumstances. Specifically, Chicago Equity agrees to hold the Funds harmless from any and all direct or indirect claims, losses, liabilities or damages resulting from a breach of fiduciary duty with respect to the receipt of compensation for services arising (i) from willful misfeasance, bad faith or negligence on the part of Chicago Equity or any of its officers, directors, employees or agents in connection with their duties under the New Agreement,
(ii) from reckless disregard by Chicago Equity or its officers, directors, employees or agents of any of their obligations and duties under the New Agreement, or (iii) from any violations of federal or state securities laws, rules, regulations, statutes and codes by Chicago Equity or any of its officers, directors, employees or agents. In an attempt to further protect the Funds, the New Agreement requires Chicago Equity to maintain a blanket bond and professional liability insurance in an amount acceptable to BAAI.

     The New Agreement contains additional provisions that are intended to ensure continued consistency in the services provided to the Funds. For example, if Chicago Equity becomes aware of any event or occurrence that could have a material impact on the performance of its duties, the New Agreement requires Chicago Equity to provide notice of such event to BAAI and the Funds. This will enable BAAI and the Funds to avoid any interruptions in the sub-advisory services provided to the Funds that might result from events beyond the control of the Funds.

     In general, however, the Interim Agreement and New Agreement are similar. Pursuant to both the Interim Agreement and New Agreement, Chicago Equity will determine from time to time what securities and other investments will be purchased, retained or sold by the Blue Chip Fund and the equity portion of the Asset Allocation Fund, and will place the daily orders for the purchase or sale of securities. Under both, Chicago Equity also will provide additional services related to the continuous investment program, including recordkeeping services; will comply with all applicable rules and regulations of the SEC; will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; will use its best efforts to seek on behalf of the Funds the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Funds and/or other accounts over which Chicago Equity exercises investment discretion. Under both the Interim Agreement and the New Agreement, BAAI retains authority over the management of the Funds and the investment and disposition of the Funds' assets.

     If approved by shareholders at the Special Meetings, the New Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of each of the Funds, and in either case by a majority of the Trustees who are not interested persons of the Funds or Chicago Equity, as that term is defined in the 1940 Act (the "Non-Interested Trustees"). The investment sub-advisory fee rates payable to Chicago Equity under the New Agreement are the same as those shown above for the Interim Agreement.

     Copies of the Interim Agreement and New Agreement are available upon request by writing or calling the Trust at the toll-free number listed above.


Board Consideration

     Chicago Equity Partners Corporation served as the sub-adviser to the Funds pursuant to the Previous Agreement, which is dated May 21, 1999, and was approved by the sole shareholder of each Fund on May 20, 1999. The Interim Agreement and the New Agreement were approved by the Board, including a majority of the non-interested trustees, at regular in-person meetings held on March 2-3, 2000.

     At the March 2-3, 2000 in-person meetings, the Board was informed of the Transaction, and the expected resulting assignment and termination of the Funds' Previous Agreement. The Board was provided with information concerning the Interim Agreement and New Agreement and was informed of the standards that the Board should apply in determining whether to approve the Interim Agreement and New Agreement. The information provided by Chicago Equity and BAAI to the Boards included a description of the Transaction, investment sub-advisory comparative fee information and a discussion of how the Transaction would affect Chicago Equity's ability to perform its duties as set forth in the New Agreement. In this regard, the Boards were advised by BAAI and Chicago Equity that they did not expect that the Transaction will have a material effect on the operations of the Funds or their shareholders. Chicago Equity also noted that its management did not contemplate any material change in the day-to-day operations of Chicago Equity Partners Corporation and that the internal management structure of Chicago Equity Partners Corporation will remain largely unchanged after the Transaction.

     The Board also was advised that, as part of the agreement between Bank of America and Chicago Equity Partners Corporation governing the Transaction, Bank of America had agreed that if Chicago Equity did not earn an amount at least equal to the approximate projected investment sub-advisory fees from the Master Portfolio and Asset Allocation Fund in the 12-month period following the Transaction, then the purchase price paid by Chicago Equity Partners Corporation to Bank of America in connection with the Transaction would be correspondingly reduced. The Board also was advised that this purchase price adjustment agreement was intended to address the possibility that Chicago Equity might not be approved by shareholders or by the Board. In addition, the Board was advised that this agreement by Bank of America in no way bound the Board or otherwise affected its duties or rights with respect to the Interim Agreement and New Agreement and that the Board should evaluate and approve the Interim Agreement and New Agreement independent of this commitment.

     At the March 2-3 meetings, the Board, including the Non-Interested Trustees, unanimously approved the respective Interim Agreement and New Agreement. Specifically, the Board determined that the compensation payable under the Interim Agreement and New Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Agreement. The Board also determined that the scope and quality of services to be provided to the Funds under the Interim Agreement and New Agreement would be at least equivalent to the scope and quality of services provided under the corresponding New Agreement. The Board based its decision to recommend the approval of the Interim Agreement and New Agreement on the following material factors: (i) the scope and type of services under the Interim Agreement and New Agreement, the sub-advisory fees, and the level of service provided to the Funds; (ii) the representations made with respect to the financial strength of Chicago Equity; (iii) the continued employment by Chicago Equity of investment professionals previously employed by Chicago Equity to manage the assets of the Funds; (iv) the depth of management experience with respect to Chicago Equity's personnel following the change of control, including those persons who would be involved in the daily management of the Funds; (v) the strong investment record of Chicago Equity in managing the Funds; and (vi) that Fund shareholders would not bear any costs associated with the proxy solicitation. In making its decision to recommend approving the Interim Agreement and New Agreement, the factors that the Boards considered most important were the absence of changes to the level of service provided to the Funds, the fact that the sub-advisory fee rate to be charged under the Interim Agreement and New Agreement were no higher than those rates under the Previous Agreement, the substantially similar scope and type of services provided under the Interim Agreement and New Agreement and the composition of Chicago Equity's advisory personnel. The Board based its determinations in this regard on discussions with representatives of Bank of America, BAAI and Chicago Equity at the meetings and a review of materials presented by Bank of America, BAAI and Chicago Equity. These materials included a form of the Interim Agreement and New Agreement.


Information Regarding Chicago Equity

     Chicago Equity Partners Corporation was established in 1998 as a wholly owned subsidiary of Bank of America and is the successor to the Bank of America Institutional Equity Group. On April 30, 2000, Chicago Equity Partners Corporation merged into Chicago Equity Partners, LLC, a limited liability company. Chicago Equity is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The principal source of Chicago Equity's income is professional fees received from the management of client portfolios. Chicago Equity manages the assets of fiduciary and other institutional accounts. Chicago Equity is located at 180 North LaSalle Street, Chicago, Illinois 60601.

     The owners and principal executive officers of Chicago Equity are listed below. The address for each is: c/o Chicago Equity Partners, LLC, 180 North LaSalle Street, Chicago, Illinois 60601.



Name                 Position at Chicago Equity              Principal Occupation(s)
------------------   -------------------------------------   -------------------------------
James Miller         Chairman of the Board, President        same as position at Chicago
                     and Chief Executive Officer             Equity
Patrick Lynch        Senior Vice President and Treasurer     Director of Sales and Client
                                                             Services and Senior Vice
                                                             President of Chicago Equity
Robert Kramer        Senior Vice President and Secretary     Investment Adviser, Co-Manager
                                                             of Research and Senior Vice
                                                             President of Chicago Equity
David Coughenour     Senior Vice President                   Investment Adviser, Co-Manager
                                                             of Research and Senior Vice
                                                             President of Chicago Equity
David Johnsen        Senior Vice President                   Investment Adviser, Co-Manager
                                                             of Research and Senior Vice
                                                             President of Chicago Equity

     The aggregate amount paid to Chicago Equity (or its predecessor) for each Fund (or its predecessor) for the period March 31, 1999 through March 31, 2000 was as follows: $2,414,195 for the Blue Chip Fund and $921,089 for the Asset Allocation Fund. The aggregate amount paid to Chicago Equity (or its predecessor) for each mutual fund in the Nations Funds family (or their predecessors) for the period March 31, 1999 through March 31, 2000 was $3,224,657.

     For the fiscal year ended March 31, 2000, Chicago Equity (or its predecessor) did not waive or otherwise reduce the compensation entitled to it for providing investment sub-advisory services to the Funds (or their predecessor).

     James B. Sommers, a trustee of Reserves and Nations Master Investment Trust, owns shares of Bank of America Corporation. No other officer or trustee of Reserves or Nations Master Investment Trust is an officer, employee, director, general partner or shareholder of BAAI, Chicago Equity or any of their affiliates.


Other Information

     BAAI serves as the Funds' investment adviser, except for the Blue Chip Fund, whose investment advisory services are provided at the Master Portfolio level. BAAI also serves as the Funds' co-administrator. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. serves as the Funds' principal underwriter and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.


                              VOTING INFORMATION

General Information

     This Proxy is being furnished in connection with the solicitation of proxies for the Meetings by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Reserves also may solicit proxies by telephone or otherwise. In this connection, each has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to Reserves, a written notice of revocation addressed to Reserves, at the address shown on the cover page of this Proxy, or a subsequently executed proxy or by attending the Meetings and voting in person.

     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI, Chicago Equity and/or their affiliates.

     Only shareholders of record at the close of business on June 5, 2000 will be entitled to vote at the Meetings. On that date, 21,575,811 shares of the Asset Allocation Fund and 30,292,029 shares of the Blue Chip Fund were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.


Quorum

     A quorum is constituted with respect to each Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of each Fund entitled to vote at their Meetings.

     For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the New Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present for any of the Meetings, or in the event that a quorum is present at such Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).


Shareholder Approval

     The New Agreement is being submitted for approval at the Meetings by each Fund's shareholders pursuant to the charter documents of Reserves, and were unanimously approved by the Board at meetings held on March 2-3, 2000. The 1940 Act requires that the New Agreement must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or
(ii) more than 50% of the outstanding shares of the Fund. Accordingly, the New Agreement must be approved by a majority of the outstanding shares of the Asset Allocation Fund and, with respect to the Blue Chip Fund, a majority of the outstanding interests of the Master Portfolio. The Blue Chip Fund will cast its interests in the Master Portfolio in the same proportion as those votes present and cast at the Meeting of the Blue Chip Fund shareholders, assuming that such Meeting is convened with a quorum of shareholders.

     If the New Agreement is not approved by shareholders by September 27, 2000, Chicago Equity would be entitled to receive for the period covered by the Interim Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Agreement (plus interest earned on that amount while in escrow). If the New Agreement is not approved for a Fund, the Board will consider what further action is appropriate.


Principal Shareholders

     The table below shows the name, address and share ownership of each person known to Reserves to have ownership with respect to 5% or more of a class of a Fund as of June 5, 2000. Each shareholder is known to own of record the shares indicated below. Any shareholder known to Reserves to own such shares beneficially is designated by an asterisk.



                                                             Class; Amount of     Percentage     Percentage
          Fund                    Name and Address             Shares Owned        of Class       of Fund
------------------------   ------------------------------   ------------------   ------------   -----------
Nations Blue Chip Fund     State Street Bank & Trust Co     Investor C;              75.39%         1.40%
                           TTEE                             398,909.519
                           FBO Coastgear & Company
                           105 Rosemont Avenue
                           Westwood, MA 02090
                           Bank of America, NA              Primary A;               97.72%         3.51%
                           Attn: Tony Farrer                984,152.569
                           1401 Elm Street 11th Floor
                           Dallas, TX 75202-2911
                           Stephens, Inc.                   Primary B;              100.00%         0.00%
                           Attn: Cindy Cole                 .701
                           111 Center Street
                           Little Rock, AR 72201
                           Seafirst Bank                    Seafirst;               100.00%        46.91%
                           FBO Retirement Services          15,329,262.500
                           PO Box 84248
                           Seattle, WA 98124-5548

                                                                    Class; Amount of    Percentage     Percentage
              Fund                       Name and Address             Shares Owned       of Class        of Fund
-------------------------------   ------------------------------   -----------------   ------------   ------------
Nations Asset Allocation Fund     State Street Bank & Trust Co     Investor C;             74.88%          0.44%
                                  TTEE                             82,594.585
                                  FBO Coastgear & Company
                                  105 Rosemont Avenue
                                  Westwood, MA 02090
                                  Michael R. Miller*               Investor C;              5.92%          0.00%
                                  PO Box 1295                      6,531.044
                                  Pompano Beach, FL
                                  33061-1295
                                  NFSC FEBO W14-636150             Investor C;              5.07%          0.00%
                                  Arthur R Dolegowski              5,589.684
                                  Valerie Dolegowski
                                  2176 Chancery Drive
                                  Loveloand, CO 80538
                                  Bank of America, NA              Primary A;             100.00%          6.93%
                                  Attn: Tony Farrer                1,281,034.043
                                  1401 Elm Street 11th Floor
                                  Dallas, TX 75202-2911
                                  Stephens, Inc.                   Primary B;             100.00%          0.00%
                                  Attn: Cindy Cole                 1.072
                                  111 Center Street
                                  Little Rock, AR 72201
                                  Seafirst Bank                    Seafirst;              100.00%         46.00%
                                  FBO Retirement Services          11,575,746.605
                                  PO Box 84248
                                  Seattle, WA 98124-5548

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of June 5, 2000, neither Bank of America nor its affiliates controlled more than 25% of the voting securities of the Asset Allocation Fund, the Blue Chip Fund or the Master Portfolio.

     As of June 5, 2000, the officers and trustees of Reserves and Nations Master Investment Trust, as a group, owned less than 1% of any class of a Fund.



Annual Meetings and Shareholder Meetings

     Reserves presently does not hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                OTHER BUSINESS

     The Board knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Reserves in writing at the address, or by phone at the phone number, on the cover page of this Proxy.


                                  *    *    *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.

     RESERVES WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUNDS' MARCH 31, 2000 ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS RESERVES, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

            Please fold and detach card at perforation before mailing

NATIONS ASSET ALLOCATION FUND
Special Meeting of Shareholders to be held on September 15, 2000

         The undersigned hereby appoints Richard H. Blank and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Asset Allocation Fund (the "Fund") of Nations Reserves ("Nations") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on September 15, 2000, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 15, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND NATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                         ---------------------------------

                                         ---------------------------------

                                         Please sign above exactly as your
                                         name(s) appear(s) hereon. Corporate
                                         proxies should be signed in full
                                         corporate name by an authorized
                                         officer. Each joint owner should sign
                                         personally. Fiduciaries should give
                                         full titles as such.

            Please fold and detach card at perforation before mailing


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

ITEM 1. To approve a new investment sub-advisory agreement with Chicago Equity Partners, LLC.



                        FOR        AGAINST     ABSTAIN
                        [ ]          [ ]         [ ]


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

            Please fold and detach card at perforation before mailing


NATIONS BLUE CHIP FUND
Special Meeting of Shareholders to be held on September 15, 2000

         The undersigned hereby appoints Richard H. Blank and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Blue Chip Fund (the "Fund") of Nations Reserves ("Nations") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on September 15, 2000, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 15, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND NATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                         ---------------------------------

                                         ---------------------------------

                                         Please sign above exactly as your
                                         name(s) appear(s) hereon. Corporate
                                         proxies should be signed in full
                                         corporate name by an authorized
                                         officer. Each joint owner should sign
                                         personally. Fiduciaries should give
                                         full titles as such.

            Please fold and detach card at perforation before mailing


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

ITEM 1. To approve a new investment sub-advisory agreement with Chicago Equity Partners, LLC.



                         FOR      AGAINST     ABSTAIN
                         [ ]        [ ]        [ ]


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date